 EX-2

Wells Fargo Commercial Mortgage Securities, Inc.

ABS-15G Explanatory Notes

1)      In connection with the preparation of this filing, we have gathered the information required by this Form ABS-15G and Rule 15Ga-1 by, among other things, (i) identifying asset-backed securities transactions that fall within the scope of Rule 15Ga-1 for which we are a securitizer and that are not covered by a filing to be made by an affiliated securitizer ("Covered Transactions"), (ii) gathering information in our records regarding demands for repurchase or replacement of pool assets in Covered Transactions for breaches of representations or warranties concerning those pool assets ("Repurchases") that is required to be reported on Form ABS-15G ("Reportable Information"), (iii) identifying the parties in Covered Transactions that have a contractual obligation to enforce any Repurchase obligations of the party or parties making those representations or warranties based on our records ("Demand Entities"), and (iv) requesting all Reportable Information from trustees and other Demand Entities that is within their respective possession and which has not been previously provided to us.

The repurchase activity reported herein is described in terms of a particular loan's status as of the end of the reporting period. (For columns j-x)

2)      In the event a demand was received in prior reporting periods, such activity is being reported as assets pending repurchase or replacement within the cure period (columns m/n/o) or as demand in dispute (columns p/q/r), as applicable, until the earlier of the reporting of (i) the repurchase or replacement of such asset (columns j/k/l), (ii) the withdrawal of such demand (columns s/t/u), or (iii) the rejection of such demand (columns v/w/x), as applicable.

3)      Where an underlying asset has paid off or otherwise been liquidated by or on behalf of the issuing entity (other than via a repurchase by the obligated party) during or prior to this reporting period, the corresponding principal balance utilized in calculating columns (g) through (x) shall be zero.

4)     "Originator" generally refers to the party identified in securities offering materials at the time of issuance for purposes of meeting applicable SEC disclosure requirements. (For columns c-f)

5)      Includes only new demands received during the reporting period. (For columns g-i)

6)      Includes assets for which a reimbursement payment is in process and where the asset has been otherwise liquidated by or on behalf of the issuing entity at the time of initiation of such reimbursement process. (For columns j-l)

7)      Includes assets which are subject to a demand and within the cure period, but where no decision has yet been made to accept or contest the demand. (For columns m-o)

8)      Includes assets pending repurchase or replacement outside of the cure period. (For columns p-r)

9)      Includes assets for which a reimbursement payment is in process, and where the asset has not been repurchased or replaced. Also includes assets for which the requesting party rescinds or retracts the demand in writing. (For columns s-u)

*       U.S. Bank National Association, as Trustee for Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28 ("U.S. Bank") v. Dexia Real Estate Capital Markets ("Dexia"), Case No. 12 Civ 9412, filed in the United States District Court for the Southern District of New York ("U.S. Bank v. Dexia"). The U.S. Bank filed its complaint against Dexia (on December 27, 2012) arguing that Dexia had breached the terms of the mortgage loan purchase agreement in light of the determination in a Minnesota enforcement action against the guarantors of Loan #58 Marketplace Retail and Office Center (the "Loan") that the form of the guaranty sold to U.S. Bank pursuant to the mortgage loan purchase agreement had not been signed by the guarantors. U.S. Bank, in its complaint, seeks a judgment requiring Dexia to repurchase the Loan for approximately $16.5 million. Dexia filed a Notice of Motion to Dismiss and a Memorandum in Support of its Motion to Dismiss on January 25, 2013. Judge Shira A. Scheindlin entered an order denying Dexia's Motion on June 6, 2013. After completion of discovery, U.S. Bank and Dexia filed cross-motions for summary judgment, and on July 9, 2014 Judge Scheindlin entered an Opinion and Order granting the summary judgment motion of U.S. Bank and denying the summary judgment motion of Dexia. On September 12, 2014, the Court entered its Judgment directing that Dexia repurchase the Loan for $19,627,961.66. Dexia has appealed the Judgment, and the Opinion and Order, because Dexia believes they should be reversed. The initial briefing on the appeal has been completed. Additional briefs from the parties are due on August 3, 2015, with such briefs to address the impact of a recent ruling by the New York Court of Appeals that addressed issues similar to the issues in the U.S. Bank v. Dexia matter.

**     U.S. Bank National Association, as successor-in-interest to Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C24 ("Lender") made demand on Dexia Real Estate Capital Markets ("Dexia"), by letter dated April 3, 2013 (the "Demand Letter") for repurchase of Loan #12 made to Metroplaza Hotel, LLC. In the Demand Letter, Lender claimed that Dexia breached the representations and warranties made in the mortgage loan purchase agreement for Dexia's failure to record a UCC financing statement against Inn at Woodbridge Inc. ("Woodbridge"), the tenant under a Master Lease and holder of a leasehold estate in a portion of the mortgaged property that secures Loan #12. Lender claims that such failure to record a UCC financing statement against Woodbridge has resulted in Lender not having a perfected security interest and enforceable lien in the personalty owned by Woodbridge and pledged as collateral for Loan #12. Dexia responded to the Demand Letter on July 2, 2013 and rejected the repurchase demand. Dexia believes the demand was untimely, having been made beyond New York's six-year statute of limitations for such claims.